                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): September 23, 1999



                    NEW ENGLAND LIFE PENSION PROPERTIES IV;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


             0-15429                                    04-2893298
     (Commission File Number)               (IRS Employer Identification No.)


       225 Franklin Street, 25th Floor
                 Boston, MA                                 02110
    (Address of principal executive offices)              (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
---------------------------------------------

     New England Life Pension Properties IV; A Real Estate Limited Partnership (the "Partnership")is the managing general partner in Lee Partners (the "Joint Venture"), a general partnership organized to own real property. On September 23, 1999, the Joint Venture sold its property located at 3891 North Solomon Boulevard, Fort Myers, Florida. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $13,100,000. The terms of the sale were determined by arm's length negotiation between the Buyer and the Joint Venture. The Partnership received net proceeds of approximately $12,773,000 and recognized a gain of approximately $3,477,000.


Item 7. Financial Statements and Exhibits.
------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of June 30, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the six-month period ended June 30, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 7, 1999         NEW ENGLAND LIFE PENSION PROPERTIES IV;
                              A REAL ESTATE LIMITED PARTNERSHIP
                                          (Registrant)



                              By:  Fourth Copley Corp.,
                                   Managing General Partner


                              By: /s/ Alison Husid Cutler
                              ---------------------------------
                              Name:  Alison Husid Cutler
                              Title:  President, Chief Executive
                              Officer and Director

New England Life Pension Properties IV                                 EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1999
Unaudited

                                                                                       Pro Forma              June 30, 1999
                                                                June 30, 1999          Adjustment               Pro Forma
                                                                -------------          ----------               ---------
ASSETS

Real estate investments:
       Joint ventures                                           $  15,626,635                    -            $  15,626,635
       Property held for disposition                                8,903,583           (8,903,583)(a)        $           0
       Other assets                                                    15,440                    -            $      15,440
                                                                -------------         ------------            -------------
                                                                   24,545,658           (8,903,583)              15,642,075

Cash and cash equivalents                                           6,027,260           12,773,375 (a)           18,800,635
                                                                -------------         ------------            -------------
                                                                $  30,572,918         $  3,869,792            $  34,442,710
                                                                =============         ============            =============


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                                $     107,787                    -            $     107,787
Accrued management fee                                                 28,803                    -                   28,803
Deferred management fees                                            2,295,124                    -                2,295,124
Deferred disposition fees                                           1,991,879              393,000 (b)            2,384,879
                                                                -------------         ------------            -------------

Total liabilities                                                   4,423,593              393,000                4,816,593
                                                                -------------         ------------            -------------

Partners' capital (deficit):
      Limited partners ($422 per unit;
        120,000 units authorized, 94,997
        units issued and outstanding)                              26,193,538            3,442,024 (a)           29,635,562
      General partners                                                (44,213)              34,768 (a)               (9,445)
                                                                -------------         ------------            -------------

Total partners' capital                                            26,149,325            3,476,792               29,626,117
                                                                -------------         ------------            -------------
                                                                $  30,572,918         $  3,869,792            $  34,442,710
                                                                =============         ============            =============

New England Life Pension Properties IV                                 EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1998
Unaudited

                                                                                                                 Year Ended
                                                                         Year Ended          Pro Forma        December 31, 1998
                                                                     December 31, 1998       Adjustment           Pro Forma
                                                                     -----------------       ----------       -----------------
Investment Activity

Property rentals                                                     $       2,907,757       (2,099,370)(c)   $         808,387
Property operating expenses                                                 (1,358,566)       1,087,775 (c)            (270,791)
Depreciation and amortization                                                 (549,260)         335,043 (c)            (214,217)
                                                                     -----------------       ----------       -----------------
                                                                               999,931         (676,552)                323,379

Joint venture earnings                                                       1,515,033                -               1,515,033
Amortization                                                                    (5,308)               -                  (5,308)
                                                                     -----------------       ----------       -----------------

     Total real estate operations                                            2,509,656         (676,552)              1,833,104

Gain on sales of property                                                    3,742,541        3,476,792 (a)           7,219,333
                                                                     -----------------       ----------       -----------------

     Total real estate activity                                              6,252,197        2,800,240               9,052,437

Interest on cash equivalents and short term investments                        396,197                -                 396,197
                                                                     -----------------       ----------       -----------------

     Total investment activity                                               6,648,394        2,800,240               9,448,634


Portfolio Expenses

Management fee                                                                 333,771          (85,877)(f)             247,894
General and administrative                                                     325,912                -                 325,912
                                                                     -----------------       ----------       -----------------
                                                                               659,683          (85,877)                573,806
                                                                     -----------------       ----------       -----------------

Net income                                                           $       5,988,711       $2,886,117       $       8,874,828
                                                                     =================       ==========       =================

Net income per limited partnership unit                              $           62.41       $    30.08 (d)   $           92.49
                                                                     =================       ==========       =================

Number of limited partnership units
  outstanding during the period                                                 94,997           94,997                  94,997
                                                                     =================       ==========       =================

                                                                       EXHIBIT C

New England Life Pension Properties IV
A Real Estate Limited Partnership
Pro Forma Income Statement
Six Months Ended June 30, 1999
Unaudited

                                                                                                              Six Months Ended
                                                            Six Months Ended          Pro Forma                June 30, 1999
                                                             June 30, 1999            Adjustment                 Pro Forma
                                                            ----------------       ----------------           ----------------
Investment Activity

Property rentals                                            $      1,026,922             (1,026,922)(e)       $              0
Property operating expenses                                         (552,567)               552,567 (e)                      0
Depreciation and amortization                                        (83,830)                83,830 (e)                      0
                                                            ----------------       ----------------           ----------------
                                                                     390,525               (390,525)                         0

Joint venture earnings                                               819,686                      -                    819,686
Amortization                                                          (2,654)                     -                     (2,654)
                                                            ----------------       ----------------           ----------------

     Total real estate operations                                  1,207,557               (390,525)                   817,032

Gain on sale of property                                                   -              3,476,792 (a)              3,476,792
                                                            ----------------       ----------------           ----------------

     Total real estate activity                                    1,207,557              3,086,267                  4,293,824

Interest on cash equivalents and short term investments              140,309                      -                    140,309
                                                            ----------------       ----------------           ----------------

     Total investment activity                                     1,347,866              3,086,267                  4,434,133


Portfolio Expenses

Management fee                                                       115,211                (68,274)(f)                 46,937
General and administrative                                           146,624                      -                    146,624
                                                            ----------------       ----------------           ----------------
                                                                     261,835                (68,274)                   193,561
                                                            ----------------       ----------------           ----------------

Net income                                                  $      1,086,031       $      3,154,541           $      4,240,572
                                                            ================       ================           ================

Net income per limited partnership unit                     $          11.32       $          32.87 (d)       $          44.19
                                                            ================       ================           ================

Number of limited partnership units
  outstanding during the period                                       94,997                 94,997                     94,997
                                                            ================       ================           ================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.